Subsequent events	12 Months Ended
Dec. 31, 2022
Subsequent Events [Abstract]
Subsequent events	Subsequent events
Subsequent events were evaluated up to February 15, 2023, which is the date the Consolidated Financial Statements included in this Annual Report were approved.
On January 25, 2023 a total dividend for the year 2022 of €5.80 per ordinary share was announced.
An interim dividend of €1.37 per ordinary share will be made payable on February 15, 2023.
Recognizing this interim dividend and the two interim dividends of €1.37 per ordinary share paid in 2022, this leads to a final dividend proposal to the General Meeting of €1.69 per ordinary share.